UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 24, 2012
Date of report (Date of earliest event reported)

HUTCHINSON TECHNOLOGY INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-34838	41-0901840
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West Highland Park Drive N.E., Hutchinson, Minnesota	55350
(Address of Principal Executive Offices)	(Zip Code)

(320) 587-3797
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On January 24, 2012, we issued a press release regarding our financial results for the fiscal quarter ended December 25, 2011, which is furnished as Exhibit 99.1 hereto.

The press release includes certain “non-GAAP financial measures” within the meaning of the rules of the Securities and Exchange Commission.  With respect to such non-GAAP financial measures, we have disclosed in the press release the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) and have provided a reconciliation of such non-GAAP financial measures to the most directly comparable GAAP financial measure.  Management believes that the non-GAAP measures provide useful information to investors regarding our results of operations and financial condition because they eliminate unusual items impacting earnings and facilitate a more meaningful comparison and understanding of our operating performance for the current, past and future periods.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated January 24, 2012, regarding our financial results for the fiscal quarter ended December 25, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUTCHINSON TECHNOLOGY INCORPORATED

Date: January 24, 2012	/s/ David P. Radloff
David P. Radloff Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing

99.1	Press Release dated January 24, 2012, regarding our financial results for the fiscal quarter ended December 25, 2011	Furnished Electronically